CAVANAL HILL FUNDS

Supplement dated September 1, 2015
to the
Cavanal Hill Funds’ Statement of Additional Information
dated December 31, 2014

This Supplement provides updated information regarding (1) provides for the householding of shareholder mailings and (2) clarifies information regarding the applicability of Class A initial sales charge waivers and supersedes any information to the contrary in the Cavanal Hill Funds’ Statement of Additional Information.

Effective immediately, the following information shall replace, in its entirety, the section titled “ADDITIONAL PURCHASE AND REDEMPTION INFORMATION,” starting on page 35 of the Cavanal Hill Funds’ Statement of Additional Information and ending on page 38:

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares in each Fund are sold on a continuous basis by BOSC, Inc. (“BOSC” or the “Distributor”), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from the Distributor, shares may be purchased through financial institutions and intermediaries, broker-dealers, or similar entities, including affiliates or subsidiaries of the Distributor (“Participating Organizations”) pursuant to contractual arrangements with the Distributor under the Funds‘ Amended and Restated Distribution and Shareholder Services Plan (the “Distribution Plan”). Customers purchasing Shares of the Funds may include officers, directors, or employees of the Adviser and its affiliates.

The Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC or of the NYSE, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

Regarding Shares purchased through a Participating Organization, the entity through which you are purchasing, selling or exchanging your Shares is responsible for transmitting orders to the Funds, and it may have an earlier cutoff time and different trading and exchanging policies. Consult that entity for specific information. Some policy differences may include minimum investment requirements, exchange policies, cutoff time for investments, and redemption fees.

The Funds may redeem shares involuntarily if redemption appears appropriate in light of the Funds’ responsibilities under the 1940 Act. (See “YOUR ACCOUNT” – Involuntary Sale of Shares‖ in the Funds‘ prospectus for further information.)

Each Fund will only accept new account applications and additional purchases of Fund shares from an established shareholder account that (1) reflects a residential address for an individual (or the principal place of business for an entity) located within the U.S. or its territories; or (2) reflects a U.S. military address; and (3) in every case, is associated with a valid U.S. taxpayer identification number.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

To reduce expenses, we may only mail one copy of each of the Fund’s prospectus, annual report or semi-annual report to those addresses shared by two or more accounts, unless we receive contrary instruction from you. If you are a direct shareholder and wish to receive individual copies of these documents, please call us at 1-800-762-7085. If you are not a direct shareholder, please contact your financial institution to opt out of householding. We will begin sending you individual copies thirty days after receiving your request.

The A Share Class of the Bond and Equity Funds are subject to an initial sales charge. The sales charge is used to compensate the Distributor and participating dealers for their expenses incurred in connection with the distribution of the A Shares. The amount of the initial sales charge is based upon the amount purchased:

Shareholder Fees For Bond Fund A Shares (fees paid directly from your investment)
Purchase Amount	Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	Sales Charge (Load) imposed on Purchases (as a percentage of net amount invested)	Reallowance	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or the total original cost, for shares held less than 12 months)
Less than $200,000	2.00%	2.04%	1.75%	None
Over $200,000	None	0.00%	-	1.00%
Shareholder Fees For Equity Fund A Shares (fees paid directly from your investment)
Purchase Amount	Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	Sales Charge (Load) imposed on Purchases (as a percentage of net amount invested)	Reallowance	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or the total original cost, for shares held less than 12 months)
Less than $200,000	3.50%	3.63%	3.25%	None
Over $200,000	None	0.00%	-	1.00%

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment.

No person or entity may distribute shares of the Cavanal Hill Funds without payment of the applicable sales charge other than to purchasers that qualify for the reductions or exceptions described below.

Purchases of the Money Market Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charge.

•	Rights of Accumulation.

o	You may combine your new purchases of A Shares of a Fund with other Bond or Equity Fund shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchasers. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other Bond or Equity Fund shares owned based on their current public offering price.

o	If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge.

o	No credit is available for prior investments made at a lower breakpoint subject to a higher fee.

o	Accumulated purchases of $200,000 or more are subject to the CDSC described below.

•	Letters of Intent.

o	Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of A Shares of one or more Bond or Equity Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. All subsequent purchase during the 13-month period count toward the completion of the LOI.

o	By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares. However, if the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

o	To assure compliance with the provisions of the 1940 Act, the Transfer Agent will reserve, in escrow or similar arrangement, in the form of shares, an appropriate dollar amount to pay the sales charge that would normally be applicable to the amount actually invested. If the total investment is completed within the 13-month period, the reserve will be promptly released.

o	If at any time before completing the LOI the purchaser requests that the Transfer Agent liquidate or transfer his shares, the LOI will be automatically cancelled and the Transfer Agent will redeem an appropriate number of reserved shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases would have been made on a single occasion.

o	LOIs to purchase $200,000 or more of A Shares are subject to the CDSC described below.

•	Persons and Entities.

o	Class A Series of the Funds may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with the Distributor to sell Class A Shares; (ii) directors, officers, and employees of the Adviser and its affiliates; and (iii) Trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with the Distributor that allows the waiver of the sales charge.

o	Purchases of $200,000 or more by the persons or entities identified are subject to the CDSC described below.

•	Contingent Deferred Sales Charges (CDSC – Class A and C only).
o	Class A Shares.

Investors who purchase or own $200,000 or more of Cavanal Hill Fund Complex Bond or Equity Fund A Shares do not pay an initial sales charge. If, however, you redeem A Shares purchased without paying sales charge prior to 12 months after the date of purchase, they will be subject to a CDSC of 1%. The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

o	Class C Shares.

Class C Shares are not subject to an initial sales charge so you will invest the full amount of your purchase price. However, Class C Shares pay an annual 12b-1 Distribution/Service Fee of 1.00% (0.75% in asset-based sales charge and 0.25% in 12b-1 service fee) and a Shareholder Servicing Fee of 0.25% of average net assets. Because these fees are paid out of the Fund‘s assets over time, they will increase the cost of your investment and may cost you more than if you had purchased Class A Shares. Class C Shares do not convert to any other Class; therefore, if you anticipate holding the Shares for five years or longer, Class C Shares may not be appropriate. If you sell your Class C Shares within 12 months after purchase, you may pay a 1.00% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed.

Shareholders who are investing $200,000 or more through a sales charge reduction feature, including a shareholder eligible to purchase Class A Shares at no sales charge due to the breakpoints available on a purchase of $200,000 or more of Class A Shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class C Shares. In such case, requests to purchase Class C Shares will automatically be treated as a request to purchase Class A Shares. The Fund will not apply the limitation to Class C Share purchases made by shareholders whose Shares are held in an omnibus account on any of the Funds‘ records, and it will be the selling broker-dealer‘s responsibility to apply the limitation for such purchases.

The Distributor will pay dealer commissions on trades of $200,000 or more. The amount available for such payments is:

• Up to 1% of the first $4 million
• plus 0.50% on the next $6 million
• plus 0.25% on purchases more than $10 million

All other information contained in the Statement of Additional Information remains unchanged.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE.